UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2026
_________________________
Lamb Weston Holdings, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 S. Rivershore Lane		83616
Eagle, Idaho		(Zip Code)
(Address of principal executive offices)
(208) 938-1047
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.05. Costs Associated With Exit or Disposal Activities
On June 1, 2026, the Board of Directors of Lamb Weston Holdings, Inc. committed to a plan to close our manufacturing facility in Broekhuizenvorst, the Netherlands. In accordance with Dutch regulations, we will initiate a formal consultation process with the related Works Council. The contemplated closure is intended to improve operational efficiency and better align our global manufacturing footprint with customer needs.
In connection with the planned facility closure, we expect to incur total pre-tax charges of approximately $80 million to $110 million, substantially all of which are expected to be recognized in our fiscal year ending May 30, 2027. We estimate at least 20% of these charges will result in future cash expenditures. The charges primarily relate to the write-down of long-lived assets and inventory, employee severance and other one-time termination benefits, and other related costs.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Words such as “plan,” “will,” “intend,” "improve," “align,” “expect,” “estimate,” and variations of such words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include statements regarding our plans and strategies and anticipated benefits therefrom, including with respect to the planned facility closure. These forward-looking statements are based on management’s current expectations and are subject to uncertainties and changes in circumstances. Readers of this report should understand that these statements are not guarantees of performance or results. Many factors could affect these forward-looking statements and actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These risks and uncertainties include, among other things: our ability to successfully implement the facility closure, including consultation with the Works Council, achieving the benefits of the closure and possible changes in the size and timing of related charges; operational challenges; levels of labor and people-related expenses; our ability to successfully execute our strategies, including our Focus to Win strategy; the competitive environment and related conditions in the markets in which we operate; political and economic conditions in the countries in which we conduct business and other factors related to our international operations; and other risks described in our reports filed from time to time with the Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements included in this report, which speak only as of the date of this report. We undertake no responsibility for updating these statements, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: General Counsel and Chief Compliance Officer
Date: June 4, 2026